FOURTH AMENDMENT TO LOAN AGREEMENT


                  THIS FOURTH AMENDMENT TO LOAN AGREEMENT ("Fourth Amendment") is entered into as of December ___, 1998, by and between BUSINESS LOAN CENTER, INC., a Delaware corporation ("Borrower"), BLC FINANCIAL SERVICES, INC., a Delaware corporation, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Loan Agreement dated as of March 25, 1998 executed by Borrower, Parent and Lender, as amended by the First Amendment to Loan Agreement dated as of June 24, 1998, the Second Amendment to Loan Agreement dated as of September 15, 1998, and the Third Amendment to Loan Agreement dated as of October 1, 1998 (collectively, the "Loan Agreement"), Lender agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions set forth therein. Unless otherwise noted in this Fourth Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, (ii) references to Sections shall refer to Sections of the Loan Agreement or Schedules thereto, as applicable, and (iii) references to Schedules shall refer to Schedules to the Loan Agreement.

         B. Borrower has requested, and Lender has agreed, to amend certain provisions of the Loan Agreement, all on the terms and conditions set forth below.

             NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                A G R E E M E N T

         1. Incorporation of Loan Agreement and Other Loan Documents. Except as expressly modified under this Fourth Amendment, all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference, and Borrower hereby acknowledges, confirms, and ratifies its obligations under the Loan Agreement and the other Loan Documents.

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         2.  Amendments to Loan  Agreement and other Loan  Documents.  As of the date of this Fourth Amendment, the Loan Agreement and the other Loan Documents are hereby amended in the following manner:

                  2.1 Amendment to Add New Defined Term. Section 1.1 of the Loan Agreement is amended by adding the following new definition in appropriate alphabetical order:

                           "Fourth Amendment" shall mean the Fourth Amendment to
                  Loan Agreement dated as of December __, 1998, amending this Agreement.

                  2.2 Amendment to Increase Maximum Credit Line. The definition of "Maximum Credit Line" in Section 1.1 is amended by substituting the phrase "$50,000,000" for the amount "$35,000,000" therein. The same substitution shall be deemed made by this Fourth Amendment with respect to all other references in the Loan Agreement or the other Loan Documents to the maximum amount of the credit facility under the Loan Agreement or the principal amount of the Revolving Credit Note.

         3. Amendment Fee. In consideration of Lender's agreement to enter into this Fourth Amendment, Borrower agrees to pay to Lender a fully earned and non-refundable fee in the amount of $200,000 (the "Amendment Fee"). The Amendment Fee shall be due and payable by Borrower to Lender as follows:

               (a) $100,000 shall be due and payable on the date that this Fourth Amendment becomes effective pursuant to Section 4 of this Fourth Amendment;

               (b) $50,000 shall be due and payable on the earlier of (i) August 27, 1999, and (ii) the Termination Date; and

               (c) $50,000 shall be due and payable on the earlier of (i) August 27, 2000, and (ii) the Termination Date.

If not paid as and when due, such payments of the Amendment Fee may be charged by Lender to Borrower's account as Revolving Loans.

         4. Conditions to Effectiveness. The amendments set forth in Section 2 of this Fourth Amendment are subject to satisfaction of each of the following conditions:

               (a) receipt by Lender of a copy of this Fourth Amendment, duly executed by Borrower, Parent, and Lender;

               (b) receipt by Lender of an amended and restated version of the Revolving Credit Note, in the form attached as Exhibit A to this Fourth Amendment, duly executed by Borrower;

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               (c) receipt by Lender of such  officer's  certificates,  board of directors' resolutions, or other evidence satisfactory to Lender of each of Borrower's and Parent's corporate authority and legal ability to execute, deliver and perform this Fourth Amendment and to consummate the transaction contemplated hereunder;

               (d) payment by Borrower of that portion of the Amendment Fee payable on the effective date of this Fourth Amendment; and

               (e) the absence of any Defaults or Events of Default.

         5. Entire Agreement. This Fourth Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Fourth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

         6. Representations and Warranties. Borrower hereby confirms that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Borrower has previously advised Lender in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date hereof. The Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         7.       Miscellaneous.

                  7.1 Counterparts. This Fourth Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

                  7.2 Headings. Section headings used herein are for convenience of reference only, are not part of this Fourth Amendment, and are not to be taken into consideration in interpreting this Fourth Amendment.

                  7.3 Recitals. The recitals set forth at the beginning of this Fourth Amendment are true and correct, and such recitals are incorporated into and are a part of this Fourth Amendment.

                  7.4 Governing Law. This Fourth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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                  7.5 No Novation. Except as specifically set forth in paragraph
2 of this Fourth Amendment, the execution, delivery and effectiveness of this Fourth Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  7.6 Conflict of Terms. In the event of any inconsistency between the provisions of this Fourth Amendment and any provision of the Loan Agreement, the terms and provisions of this Fourth Amendment shall govern and control.


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               IN WITNESS WHEREOF,  this Fourth Amendment has been duly executed as of the date first written above.


                                          BORROWER:

                                          BUSINESS LOAN CENTER, INC.,
                                          a Delaware corporation


                                          By:______________________________
                                                 Jennifer Napier
                                                 Chief Financial Officer


                                          PARENT:

                                          BLC FINANCIAL SERVICES, INC.,
                                          a Delaware corporation


                                          By: ______________________________
                                                  Robert F. Tannenhauser
                                                  President


                                          LENDER:

                                          TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION, a Delaware corporation


                                           By:______________________________
                                                  Russell L. Bonder
                                                  Senior Account Executive



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